UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2024

Super League Enterprise, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38819	47-1990734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2912 Colorado Avenue, Suite 203 Santa Monica, California 90404
(Address of principal executive offices)

(213) 421-1920
(Registrant’s telephone number, including area code)

Super League Gaming, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLGG	Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02          Results of Operations and Financial Condition.

On March 27, 2024, Super League Enterprise, Inc. (the “Company”) released its preliminary financial results for the fiscal quarter and year ended December 31, 2023 (the “Press Release”), and a letter to shareholders of the Company (the “Letter to Shareholders”) from the Company’s Chief Executive Officer, Ann Hand. A copy of the Press Release and Letter to Shareholders are attached hereto as Exhibits 99.1, and 99.2, respectively.

The information contained in this Section 2.02 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall Exhibits 99.1 and 99.2 filed herewith be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 4.02.         Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 26, 2024, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”), based upon the recommendation of management, concluded that the Company’s previously filed Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 (the “Third Quarter 10-Q”), as filed with the Securities and Exchange Commission (the “SEC”) on November 11, 2024, and any reports, related earnings releases, investor presentations or similar communications of the Company’s Third Quarter 10-Q should no longer be relied upon, as described below.

The determination resulted from an error made in the Company's unaudited consolidated financial statements for the three and nine months ended September 30, 2023, as previously filed in the Third Quarter 10-Q, arising from the exclusion of the calculated noncash value of the effect of the down round feature triggered in August of 2023 on the Company’s Series AA Convertible Preferred Stock, which should have been recorded as a noncash charge directly to accumulated deficit and a noncash reduction to income available to common stockholders in the computation of earnings per share.

In connection with the Company’s year-end 2023 closing procedures, management reassessed the guidance set forth in ASC 260, “Earnings Per Share” and determined that the value of the effect of a down round feature that is triggered on preferred stock should be recognized as a noncash charge to accumulated deficit and a noncash reduction to income available to common stockholders in the computation of earnings per share in the period that the down round feature is triggered.

As a result: (i) management has noted an error affecting additional paid in capital and accumulated deficit, with no impact on total equity, and a noncash error with respect to the computation of loss per share as reported in the Third Quarter 10-Q; and (ii) in connection with the Company’s 2023 year-end closing procedures, on March 26, 2024, due to the materiality of the error to loss per share originally reported in the Third Quarter 10-Q, the Company’s management and the Audit Committee determined that the Company's Third Quarter 10-Q should be restated to reflect the modifications described above, and should no longer be relied on.

None of the above changes had any impact on total assets, total liabilities, total equity, revenues, cost of revenues, operating expense or net loss as reported for the three and nine months ended September 30, 2023 in the Company’s Third Quarter 10-Q. No financial statements or disclosures prior to the financial statements for the quarterly period ended September 30, 2023 were affected by the issue described above.

Due to the fact that the issuance of the Company’s 2023 Annual report on Form 10-K is imminent, the Company will provide footnote disclosures in its 2023 Annual Report on Form 10-K as of and for the year ended December 31, 2023 (“2023 10-K”) reflecting, (i) the increase in additional paid in capital and increase in accumulated deficit as of September 30, 2023, with no impact on total equity as of September 30, 2023 as originally reported, and (ii) the computation of loss per share for the three and nine months ended September 30, 2023, including the noncash value of the effect of the down round feature on the Company’s Series AA Convertible Preferred Stock triggered in August 2023.

The Company’s management has concluded that, in light of the error described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective for the applicable quarterly period. The Company’s remediation plan with respect to such material weakness will be described in more detail in the 2023 10-K.

Management and the Audit Committee have discussed the matters described herein with the Company’s independent registered public accounting firm, Withum Smith+Brown, PC.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are often, but are not always, made through the use of words or phrases such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue,” and similar expressions, or the negative of these terms, or similar expressions. These forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions or strategies of the Company regarding the future including, without limitation, statements regarding: (i) the risk that additional information may become known prior to the expected filing of the aforementioned periodic reports with SEC and the risk that the completion and filing of the aforementioned periodic reports will take longer than expected , and the risk that the time necessary to make such determination will cause the Company to not be timely in its filings with the SEC which could affect its eligibility to use Form S-3; and (ii) the potential impacts of items discussed in this Current Report on Form 8-K on the Company’s business, results of operations, cash flows, liquidity, cash burn, financial condition and ability to execute its strategic business plan. These statements involve estimates, assumptions, risks and uncertainties which could cause actual results to differ materially from those expressed in them, including: the risk that the Company may identify material weaknesses related to the errors described in this Current Report on Form 8-K and related deficiencies in the Company’s disclosure controls and procedures, and that the accuracy and timing of the Company’s financial reporting may be adversely affected; and the risk that investors may lose confidence in the accuracy and completeness of the Company’s financial reports, which could harm the Company’s reputation, cause the market price of the Company’s common stock to decline, subject the Company to sanctions or investigations by the SEC or other regulatory authorities, and adversely impact the Company’s ability to source external financing for the Company’s capital needs on acceptable terms or at all. The Company’s forward-looking statements also involve assumptions that, if they prove incorrect, would cause its results to differ materially from those expressed or implied by such forward-looking statements. These and other risks concerning the Company’s business are described in additional detail in the Company’s Annual Report on Form 10-K for the year ended September 30, 2022 and other documents filed by the Company from time to time with the SEC. The Company is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 22, 2024, the Company and David Steigelfest, our co-founder, chief platform officer, corporate secretary, and member of the board of directors, agreed that Mr. Steigelfest would conclude his tenure as an officer and director of the Company effective April 1, 2024. Since our inception, Mr. Steigelfest has been an integral member of our management team and board of directors, having led and orchestrated many successful Company initiatives. Following his departure, Mr. Steigelfest will be pursuing business opportunities outside of our sector. The decision by Mr. Steigelfest to conclude his tenure as an officer and director of the Company is not due to any disagreements with us on any of our operations, policies or practices.

Item 7.01 Regulation FD Disclosure

See Item 2.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits Index

Exhibit No.	Description
99.1	Press Release issued by Super League Enterprise, Inc., dated March 27, 2024.
99.2	Letter to Shareholders, dated March 27, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Super League Enterprise, Inc.

Date: March 27, 2024	By:	/s/ Clayton Haynes
Clayton Haynes Chief Financial Officer